ASSET PURCHASE AGREEMENT


                                   dated as of

                                  April 4, 2000



                                     between

                              CHIC BY H.I.S, INC.,
                      CHIC BY H.I.S. LICENSING CORPORATION,
                          HENRY I. SIEGEL COMPANY, INC.


                                       and

                                 VF CORPORATION




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                                TABLE OF CONTENTS
                                ----------------



                                                                          PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  DEFINITIONS....................................................1

                                    ARTICLE 2
                                PURCHASE AND SALE

SECTION 2.01.  PURCHASE AND SALE..............................................2
SECTION 2.02.  EXCLUDED ASSETS................................................4
SECTION 2.03.  EXCLUDED LIABILITIES...........................................4
SECTION 2.04.  PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE...................4
SECTION 2.05.  CLOSING........................................................4

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 3.01.  CORPORATE EXISTENCE AND POWER..................................5
SECTION 3.02.  CORPORATE AUTHORIZATION........................................5
SECTION 3.03.  GOVERNMENTAL AUTHORIZATION.....................................5
SECTION 3.04.  NONCONTRAVENTION...............................................5
SECTION 3.05.  REQUIRED CONSENTS..............................................6
SECTION 3.06.  MATERIAL CONTRACTS.............................................6
SECTION 3.07.  LITIGATION.....................................................6
SECTION 3.08.  PROPERTIES.....................................................6
SECTION 3.09.  INTELLECTUAL PROPERTY..........................................6
SECTION 3.10.  FINDERS' FEES..................................................7

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF BUYER

SECTION 4.01.  CORPORATE EXISTENCE AND POWER..................................7
SECTION 4.02.  CORPORATE AUTHORIZATION........................................7
SECTION 4.03.  GOVERNMENTAL AUTHORIZATION.....................................7
SECTION 4.04.  NONCONTRAVENTION...............................................8
SECTION 4.05.  LITIGATION.....................................................8
SECTION 4.06.  FINDERS' FEES..................................................8


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                                                                           PAGE

                                    ARTICLE 5
                               COVENANTS OF SELLER

SECTION 5.01.  CHANGE OF NAME; USE OF MATERIALS...............................8

                                    ARTICLE 6
                          COVENANTS OF BUYER AND SELLER

SECTION 6.01.  BEST EFFORTS; FURTHER ASSURANCES...............................9
SECTION 6.02.  CERTAIN FILINGS................................................9
SECTION 6.03.  PUBLIC ANNOUNCEMENTS, CONFIDENTIALITY..........................9
SECTION 6.04.  TRADEMARKS; TRADENAMES........................................10

                                    ARTICLE 7
                                   TAX MATTERS

SECTION 7.01.  TAX DEFINITIONS...............................................10
SECTION 7.02.  TAX MATTERS...................................................10
SECTION 7.03.  TAX COOPERATION; ALLOCATION OF TAXES..........................11

                                    ARTICLE 8
                              CONDITIONS TO CLOSING

SECTION 8.01.  Conditions to Obligation of Buyer.............................12
SECTION 8.02.  Conditions to Obligation of CHIC and Seller...................13

                                    ARTICLE 9
                            SURVIVAL; INDEMNIFICATION

SECTION 9.01.  SURVIVAL......................................................14
SECTION 9.02.  INDEMNIFICATION...............................................14
SECTION 9.03.  PROCEDURES....................................................15

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.01. NOTICES.......................................................15
SECTION 10.02. AMENDMENTS AND WAIVERS........................................16
SECTION 10.03. EXPENSES......................................................16
SECTION 10.04. SUCCESSORS AND ASSIGNS........................................16
SECTION 10.05. GOVERNING LAW.................................................17
SECTION 10.06. DISPUTE RESOLUTION............................................17
SECTION 10.07. JURISDICTION..................................................17


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                                                                           PAGE

SECTION 10.08. WAIVER OF JURY TRIAL..........................................17
SECTION 10.09. COUNTERPARTS, THIRD PARTY BENEFICIARIES.......................17
SECTION 10.10. ENTIRE AGREEMENT..............................................18
SECTION 10.11. CAPTIONS......................................................18




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                            ASSET PURCHASE AGREEMENT


     AGREEMENT dated as of April 4, 2000 between VF Corporation, a Pennsylvania corporation ("BUYER"), and Chic by H.I.S, Inc., a Delaware corporation ("CHIC"), Chic by H.I.S. Licensing Corporation, a Delaware corporation ("CHIC LICENSING") and Henry I. Siegel Company, Inc., a Delaware corporation ("SIEGEL", and, together with Chic Licensing, the "SELLER"),

                              W I T N E S S E T H:

     WHEREAS, CHIC and Seller conduct a business in which they design, manufacture and distribute moderately priced jeans, casual pants, shorts and other items of apparel (the "BUSINESS");

     WHEREAS, Buyer desires to purchase certain assets from Seller, and Seller desires to sell certain assets to Buyer, upon the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, simultaneously with the execution of this Agreement, Wrangler Clothing Corp. ("WRANGLER"), a Delaware corporation and subsidiary of Buyer, CHIC and Seller are executing an Interim License Agreement pursuant to which Wrangler grants to CHIC and Seller a license to produce and sell certain "Core Products", as defined below, utilizing the Purchased Assets, through April 30, 2000 and certain "Non-Core Products", as defined below, utilizing the Purchased Assets, through June 30, 2000 (the "INTERIM LICENSE AGREEMENT"), VF Jeanswear, Inc. ("JEANSWEAR"), an Alabama corporation and subsidiary of Buyer, and CHIC are executing a Contract for Outside Purchase of Garments or C.M.T. Services relating to the manufacture and distribution of certain products by CHIC for Jeanswear (the "OUTSIDE PURCHASE CONTRACT"), and Buyer and CHIC are executing a Letter Agreement relating to the acquisition by Buyer of H.I.S Sportswear AG ("HIS"), including the shares of H.I.S owned by CHIC (the "LETTER AGREEMENT");

     The parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS


     SECTION 1.01 DEFINITIONS

     (a) The following terms, as used herein, have the following meanings:

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person.





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     "CLOSING DATE" means the date of the Closing.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

     "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

                  TERM                          SECTION
                  Allocation                    2.04
                  Closing                       2.05
                  Damages                       9.02
                  Excluded Assets               2.02
                  Excluded Liabilities          2.03
                  Indemnified Party             9.03
                  Indemnifying Party            9.03
                  Intellectual Property Assets  2.01
                  License Agreements            3.09
                  Permitted Liens               3.08
                  Pre-Closing Tax Period        7.01
                  Purchased Assets              2.01
                  Purchase Price                2.04
                  Required Consents             3.05
                  Tax                           7.01
                  Taxing Authority              7.01
                  Transfer Taxes                7.03


                                    ARTICLE 2
                                PURCHASE AND SALE


     SECTION 2.01 PURCHASE AND SALE. Except as otherwise provided below, upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, to Buyer (or its designee) at the Closing, free and clear of all Liens, other than Permitted Liens, all of Seller's right, title and interest in, to and under the following assets:

          (a) ______ the registered and unregistered trademarks, tradenames, service marks, domain names, patents and patent applications of the Seller listed on Schedule 2.01 (A), together with any other registered and unregistered trademarks, tradenames, service marks, domain names, patents and patent applications of the Seller related to the CHIC brand worldwide and the H.I.S. brand everywhere in the world except for Europe, as well as all copyrights, trade secrets and know-how (including, without limitation, patterns, designs, fits, techniques, customer lists and preferences and manufacturing tolerances), and all common law or use based rights in any of the foregoing and all goodwill associated with the Business (the "INTELLECTUAL PROPERTY ASSETS");

          (b) ______ Seller's rights under or pursuant to the licenses listed on
     Schedule 2.01(B) hereto (including any royalties or other monies paid by any licensee thereunder that accrue on or after the Closing Date) (the "ASSUMED, LICENSES") and all files and correspondence relating thereto;

          (c) ______ all Seller's books, records, files, papers and archives, whether in hard copy or computer (or other intangible) format, relating to the utilization of the Intellectual Property Assets and Assumed Licenses, including, without limitation, all advertising, sales records, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers and lists of present and former customers in Seller's possession;

          (d) ______ Seller's order book for all orders of core products, as set forth in Schedule 2.01(C) (the "CORE PRODUCTs"), not shipped by May 1, 2000 or such later date as shall be mutually agreed by the parties hereto and for all orders of non-core products, as set forth in Schedule 2.01(D) (the "NON-CORE PRODUCTS"), not shipped by July 1, 2000 or such later date as shall be mutually agreed by the parties hereto; and

          (e) ______ upon election of Buyer, any inventory existing on or before April 30, 2000 relating to the Core Products that Buyer elects to purchase at Seller's standard cost and inventory existing on or before June 30, 2000 relating to the Non-Core Products that Buyer elects to purchase at a price negotiated with Seller.

     Those assets listed in (a) through (d) above are hereinafter referred to collectively as the "PURCHASED ASSETS."

     Notwithstanding the foregoing, Seller retains the right to use the patterns and fits associated with the Intellectual Property Assets; PROVIDED, however, that Seller shall not have the right to use and shall not use the patterns and fits associated with the Intellectual Property Assets to solicit sales, orders or business from any person.



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     SECTION 2.02 EXCLUDED ASSETS.  Buyer expressly  understands and agrees that any asset of the Seller other than the Purchased Assets (the "EXCLUDED ASSETS") shall be excluded from the Purchased Assets.

     SECTION 2.03 EXCLUDED LIABILITIES. Notwithstanding any provision in this Agreement or any other writing to the contrary, but subject to Article ?, Buyer is not assuming any liability or obligation of CHIC or Seller (or any predecessor of CHIC or Seller or any prior -owner of all or part of its businesses and assets) of whatever nature, whether presently in existence or arising hereafter, including but not limited to any liabilities with respect to any employees or former employees of CHIC or Seller and any liabilities with respect to any pending (or future, if arising from actions by CHIC or Seller) litigation related to the Purchased Assets. All such liabilities and obligations shall be retained by and remain obligations and liabilities of CHIC or Seller, as the case may be (all such liabilities and obligations being herein referred to as the "EXCLUDED LIABILITIES").

     SECTION 2.04 PURCHASE PRICE; ALLOCATION OF PURCHASE PRICE. (a) The purchase price for the Purchased Assets (the "PURCHASE PRICE") is $10,000,000 in cash. The Purchase Price shall be paid as provided in Section 2.05.

     (b) ______ The Purchase Price shall be allocated among the Purchased Assets as set forth in Schedule 2.04(B) hereof, which allocation is intended to comply with Code Section 1060 and the regulations promulgated thereunder, to the extent applicable (the "ALLOCATION").

     (c) ______ Each of Seller and Buyer agrees to (i) be bound by the Allocation, (ii) act in accordance with the Allocation in the preparation of financial statements and filing of all Tax returns (including, without limitation, filing Form 8594 with its federal income Tax return for the taxable year that includes the date of the Closing) and in the course of any Tax audit, Tax review or Tax litigation relating thereto and (iii) take no position and cause its Affiliates to take no position inconsistent with the Allocation for Federal and State Tax purposes.

     (d) ______ Upon request by either Buyer or Seller, Seller or Buyer, as the case may be, shall deliver to the other party a copy of its Form 8594.

     SECTION 2.05 CLOSING. The closing (the "CLOSING") of the purchase and sale of the Purchased Assets hereunder shall take place at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, as soon as possible, but in no event later than 10 business days, after satisfaction of the conditions set forth in Article 8, or at such other time or place as Buyer and Seller may agree. At the Closing:

          (a) ______ Buyer shall deliver to Seller $ 10,000,000, less any amounts owed to Buyer or any of its Affiliates by CHIC, Seller or any of their Affiliates, in immediately available funds by wire transfer to an account of Seller with a bank in New York City designated by Seller, by notice to Buyer, not later than two business days prior to the Closing Date (or if not so designated, then by certified or official bank check payable in immediately available funds to the order of Seller in such amount);


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          (b) Seller shall deliver to Buyer a Bill of Sale  substantially in the form attached hereto as Exhibit 2.05(b);

          (c) Seller shall deliver to Buyer an Assignment of Trademarks, Trademark Applications and Trademark Registrations substantially in the form attached hereto as Exhibit 2.05(c); and

          (d) ______ Seller shall deliver to Buyer such bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in Buyer or its designated Affiliates all of Seller's right, title and interest in, to and under the Purchased Assets or otherwise reasonably necessary or appropriate to effect the transactions contemplated hereby.


                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Each of CHIC and Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

     SECTION 3.01 CORPORATE EXISTENCE AND POWER. Each of CHIC, Chic Licensing and Siegel is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     SECTION 3.02 CORPORATE AUTHORIZATION. The execution, delivery and performance by each of CHIC and Seller of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers and have been duly authorized by all necessary corporate action on the part of each CHIC and Seller. This Agreement constitutes a valid and binding agreement of each CHIC and Seller enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 3.03 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by each of CHIC and Seller of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official.

     SECTION 3.04 NONCONTRAVENTION. The execution, delivery and performance by each of CHIC and Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of CHIC or Seller, (ii) violate any applicable judgment, injunction, order or decree or any law, rule or regulation of the United States or any State thereof, (iii) assuming the obtaining of all Required Consents, constitute a material default under or give rise to any right of termination, cancellation or


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acceleration of any right or obligation of CHIC or Seller under any provision of any agreement or other instrument binding upon CHIC or Seller or by which any of the Purchased Assets is or may be bound, or (iv) result in the creation or imposition of any Lien on any Purchased Asset, other than Permitted Liens.

     SECTION 3.05 REQUIRED CONSENTS. Schedule 3.05 sets forth each agreement, contract or other instrument binding upon CHIC or Seller or any Permit requiring a consent as a result of the execution, delivery and performance of this Agreement (each such consent, a "REQUIRED CONSENT" and together the "REQUIRED CONSENTS").

     SECTION 3.06 MATERIAL CONTRACTS. Each Assumed License is a valid and binding agreement of Seller and is in full force and effect, and none of Seller or, to the knowledge of Seller, any other party thereto is in default or breach in any material respect under the terms of any such Assumed License, and, to the best knowledge of Seller, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any event of default thereunder. True and complete copies of each such Assumed License have been delivered to Buyer.

     SECTION 3.07 LITIGATION. Except as set forth in Schedule 3.07, there is no action, suit, investigation, proceeding, opposition or cancellation pending against, or to the knowledge of CHIC or Seller, threatened against or affecting, any Purchased Asset or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement before any court or arbitrator or any governmental body, agency or official. Except as disclosed on Schedule 3.07, neither CHIC nor Seller has any outstanding claim, suit, opposition or cancellation for, and neither CHIC nor Seller has any knowledge of, any continuing infringement of any Intellectual Property Asset. No Intellectual Property Asset is subject to any outstanding judgment, injunction, order, decree, opposition, cancellation or agreement restricting the use thereof by CHIC or Seller with respect to the Business or restricting the licensing thereof by Seller to any Person.

     SECTION 3.08 PROPERTIES. Seller has good title to all Purchased Assets (whether tangible or intangible). No Purchased Asset is subject to any Lien. Upon consummation of the transactions contemplated herby, Buyer will have acquired good and marketable title in and to each of the Purchased Assets, free and clear of all Liens, except for Permitted Liens.

     SECTION 3.09 INTELLECTUAL PROPERTY. (a) Except as set for in Schedule 3.09(A), the Intellectual Property Assets owned or licensed by Seller or any Affiliate of Seller that are used or held for use in connection with the "CHIC" brand worldwide and the "H.I.S" brand everywhere in the world except for Europe are set forth in Schedule 2.01 (A), specifying as to each, as applicable: (i) the nature of such trademark, tradename, service mark or domain name, (ii) the owner of record of such trademark, tradename, service mark or domain name, (iii) the jurisdictions by or in which such trademark, tradename, service mark or domain name (A) is recognized (without regard to registration) or (B) has been issued or registered or in which an application for registration is pending,
(iv) the registration or application numbers, (v) the termination or expiration dates and (vi) whether there exist any restrictions on the scope of such


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marks, including, but not limited to, consent agreements,  covenants not to sue, coexistence agreements or undertakings which could have an equivalent effect. The items set forth in Schedule 2.01 (A) constitute all of the Intellectual Property Assets of Seller used or held for use in conducting the Business,
excepting  any  items  set  forth  in  Schedule  3.09(A).   All  rights  to  the
Intellectual Property Assets are held by the Seller and none are held by CHIC.

     (b) ______ Schedule 3.09(B) sets forth a list of all licenses, sublicenses and other agreements (the "LICENSE AGREEMENTS") as to which Seller or any of its Affiliates is a party and pursuant to which any Person is authorized to use any Intellectual Property Asset, including (i) the identity of all parties thereto,
(ii) a description of the nature and subject matter thereof, (iii) the applicable royalty and (iv) the term thereof.

     (c) ______  Neither  CHIC nor  Seller has  entered  into any  agreement  to
indemnify   any  other   Person   against   any   charge  of   infringement   or
misappropriation of any Intellectual Property Asset.

     SECTION 3.10 FINDERS' FEES. Except for The Blackstone Group, whose fees will be paid by Seller, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of CHIC or Seller who might be entitled to any fee or commission in connection from Buyer or any of its Affiliates with the transactions contemplated by this Agreement.


                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF BUYER


     Buyer represents and warrants to CHIC and Seller as of the date hereof and as of the Closing Date that:

     SECTION 4.01  CORPORATE  EXISTENCE AND POWER.  Buyer is a corporation  duly
incorporated,   validly  existing  and  in  good  standing  under  the  laws  of
Pennsylvania.

     SECTION 4.02 CORPORATE AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 4.03 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official.



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     SECTION 4.04 NONCONTRAVENTION.  The execution,  delivery and performance by
Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of Buyer or (ii) assuming compliance with the matters referred to in
Section 4.03, violate any applicable judgment, injunction, order or decree or any law, rule or regulation of the United States or any State thereof.

     SECTION 4.05 LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer, threatened against Buyer, with challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement before any court or arbitrator or any governmental body, agency or official.

     SECTION 4.06 FINDERS' FEES. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.


                                    ARTICLE 5
                               COVENANTS OF SELLER


     Each of CHIC and Seller agrees that:

     SECTION 5.01 CHANGE OF NAME; USE OF MATERIALS. As soon as practicable following the Closing, each of CHIC and Seller shall itself and shall cause each of its subsidiaries to, amend its certificate of incorporation and bylaws to change its name such that it does not include any reference to any Intellectual Property Asset, including without limitation the words "CHIC," "H.I.S.," Henry
I. Siegel" or any similar word or derivative of such words. Each of CHIC and Seller shall, within 60 days after the Closing Date, discontinue its use of any materials bearing any Intellectual Property Asset or any similar word or derivative thereof, including without limitation, packaging, stationery and labels, that is not acquired by Buyer pursuant to Section 2.01, PROVIDED however, that Seller shall have the right to dispose of any inventory related to the "Core Products" existing and owned by Seller as of April 30, 2000, or such later date as shall be mutually agreed by the parties hereto, and any inventory related to the "Non-Core Products" existing and owned by Seller as of June 30, 2000, or such later date as shall be mutually agreed by the parties hereto, regardless of whether such inventory bears any Intellectual Property Asset, without the approval of Buyer for any disposition to a purchaser listed in
Schedule 5.01(A) and subject to the approval of Buyer of the method of disposition, which approval shall not be withheld unreasonably, for any disposition to a purchaser not listed in Schedule 5.01(A).




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                                    ARTICLE 6
                          COVENANTS OF BUYER AND SELLER


     Buyer, CHIC and Seller agree that:

     SECTION 6.01 BEST EFFORTS; FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, Buyer, CHIC and Seller will use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. CHIC, Seller and Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Purchased Assets.

     SECTION 6.02 CERTAIN FILINGS. CHIC, Seller and Buyer shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     SECTION 6.03 PUBLIC ANNOUNCEMENTS, CONFIDENTIALITY. (a) The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation and mutual agreement among the parties.

     (b) ______ After the Closing, CHIC, Buyer, Seller and their Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Business, except to the extent that such information can be shown to have been previously known on a nonconfidential basis by the party holding such information, in the public domain through no fault of the party holding such information or later lawfully acquired by the party holding such information from sources other than CHIC, the Seller or related to Seller's prior ownership of the Business; provided that Buyer may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such Persons are informed by Buyer of the confidential nature of such information and are directed by Buyer to treat such information confidentially. The obligation of Buyer, CHIC, Seller and their Affiliates to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. This Agreement shall supersede the Confidentiality Agreement entered into by VF and CHIC on October 5, 1999.

     SECTION 6.04 TRADEMARKS; TRADENAMES. After the Closing, none of CHIC, Seller or Buyer shall be obligated to change the trademarks, tradenames, service marks, domain names, patents and patent applications on any materials in the hands of dealers, distributors and customers as of the Closing Date.


                                    ARTICLE 7
                                   TAX MATTERS


     SECTION 7.01 TAX DEFINITIONS. The following terms, as used herein, have the following meanings:

     "PRE-CLOSING TAX PERIOD" means (i) any Tax period ending on or before the Closing Date and (ii) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

     "TAX" means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyancing, gains, withholding on amounts paid to or by CHIC or Seller, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (a "Taxing Authority") responsible for the imposition of any such tax (domestic or foreign), and (ii) liability for the payment of any amounts of the type described in (i) as a result of being party to any agreement or any express or implied obligation to indemnify any other Person.

     SECTION 7.02 TAX MATTERS. Each of CHIC and Seller hereby represents, warrants and covenants to Buyer that:

          (a) ______ as of the date hereof and as of the Closing Date, each of CHIC and Seller has timely paid all Taxes payable by it for all Pre-Closing Tax Periods which are required to have been paid on or prior to the Closing Date, the non-payment of which would result in a Lien on any Purchased Asset or would result in Buyer becoming liable or responsible therefor.

          (b) ______ Each of CHIC and Seller will timely pay all unpaid Tax liabilities or assessments which arise from or with respect to the Purchased Assets or the operation of the Business and are incurred in or attributable to any Pre-Closing Tax Period, the non- payment of which would result in a Lien on any Purchased Asset or would result in Buyer becoming liable therefor.

     It is the parties' understanding that all Tax liabilities or obligations of CHIC, Seller and their Affiliates are Excluded Liabilities.

     SECTION 7.03 TAX COOPERATION; ALLOCATION OF TAXES. (a) Buyer, CHIC, and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Purchased Assets (including, without limitation, access to books and records) as is reasonably necessary for the filing of all Tax returns, the making of any election relating to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax. Buyer and Seller shall retain all books and records with respect to Taxes pertaining to the Purchased Assets for a period of at least six years following the Closing Date. At the end of such period, each party shall provide the other with at least ten days, prior written notice before destroying any such books and records, during which period the party receiving such notice can elect to take possession, at its own expense, of such books and records. CHIC, Seller and Buyer shall cooperate with each other in the conduct of any audit or other proceeding relating to Taxes involving the Purchased Assets.

     (b) ______ All personal property taxes and similar AD VALOREM obligations levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Closing Date shall be apportioned between Seller and Buyer based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period after the Closing Date. Seller shall be liable for the proportionate amount of such taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the remainder of such taxes. Upon receipt of any bill for such taxes relating to the Purchased Assets, each of Seller and Buyer shall present a statement to the other setting forth the amount of reimbursement to which each is entitled under this Section 7.03(b), 7.03(c) together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall be paid by the party owing it to the other within 10 days after delivery of such statement.

     (c) ______ All excise, sales, use, value added, business and occupation, registration, stamp, recording, documentary, conveyancing, franchise, property, transfer, gains and similar Taxes, levies, charges and fees (collectively, "TRANSFER TAXES") incurred in connection with the transactions contemplated by this Agreement shall be borne by Seller. Buyer and Seller shall cooperate in providing each other with any appropriate resale exemption certifications and other similar documentation. The party that is required by applicable law to make the filings, reports, or returns with respect to any applicable Transfer Taxes shall do so, and the other party shall cooperate with respect thereto as necessary, including, without limitation, in any audit or assessment proceeding.

                                    ARTICLE 8
                              CONDITIONS TO CLOSING


     SECTION 8.01 CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following conditions:

          (a) ______ (i) Each of CHIC and Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date, (ii) the representations and warranties of each of CHIC and Seller contained in this Agreement and in any certificate or other writing delivered by CHIC or Seller pursuant hereto shall be true in all material respects at and as of the Closing Date and (iii) Buyer shall have received certificates signed by the President and Secretary of each of CHIC and Seller to the foregoing effect.

          (b) ______ There shall not be threatened or pending any action or proceeding by any Person before any court or governmental authority or agency, domestic or foreign, (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by Buyer or any of its Affiliates of all or any material portion of the Purchased Assets or the business or assets of Buyer or any of its Affiliates or to compel Buyer or any of its Affiliates to dispose of all or any material portion of the Purchased Assets or of Buyer or any of its Affiliates or (ii) seeking to require divestiture by Buyer or any of its Affiliates of any Purchased Assets.

          (c) ______ There shall not be any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the purchase of the Purchased Assets, by any court, government or governmental authority or agency, domestic or foreign, that, in the reasonable judgment of Buyer could, directly or indirectly, result in any of the consequences referred to in clauses 8.01(b)(i) and 8.01(b)(ii) above.

          (d) ______ Buyer shall have received an opinion of Proskauer Rose LLP, counsel to CHIC and Seller, dated the Closing Date substantially in the form of Exhibit 8.01(d).

          (e) ______ CHIC and Seller shall have received all Required Consents in form and substance reasonably satisfactory to Buyer, and no such consent, authorization or approval shall have been revoked.

          (f) ______ Buyer shall have received all documents it may reasonably request relating to the existence of CHIC and Seller and the authority of CHIC and Seller for this Agreement, all in form and substance reasonably satisfactory to Buyer.

          (g) ______ CHIC and Seller shall have executed simultaneously herewith, in forms satisfactory to Buyer, the Interim License Agreement, and CHIC shall have executed simultaneously herewith, in forms satisfactory to Buyer, the Outside Purchase Contract and the Letter Agreement.

     SECTION 8.02 CONDITIONS TO OBLIGATION OF CHIC AND SELLER. The obligation of CHIC and Seller to consummate the Closing is subject to the satisfaction of the following conditions:

          (a) ______ (i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Buyer contained in this Agreement and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date, as if made at and as of such date and (iii) CHIC and Seller shall have received a certificate signed by the President or any Vice President of Buyer to the foregoing effect.

          (b) ______ there shall not be threatened or pending any action or proceeding by any Person before any court or governmental authority or agency, domestic or foreign, (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by CHIC, Seller or any of their Affiliates of all or any material portion of the Purchased Assets or the business or assets of CHIC, Seller of any of their Affiliates or to compel Seller or any of their Affiliates to dispose of all or any material portion of the Purchased Assets or CHIC, of Seller or any of their Affiliates or
     (ii) seeking to require divestiture by CHIC, Seller of any of their Affiliates of any Purchased Assets.

          (c) ______ There shall not be any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the purchase of the Purchased Assets, by any court, government or governmental authority or agency, domestic or foreign, that, in the reasonable judgment of Seller could, directly or indirectly, result in any of the consequences referred to in clauses 8.01(b)(i) and 8.01(b)(ii) above.

          (d) CHIC and Seller shall have received, dated as of the Closing Date, an opinion of Candace S. Cummings, Esq., substantially in the form of
     Exhibit 8.02(d) and an opinion of Davis Polk & Wardwell, substantially in the form of Exhibit 8.02(e).

          (e) ______ Buyer shall have received all consents, authorizations and approvals required as a result of Buyer's execution, delivery and performance of this Agreement in form and substance reasonably satisfactory to CHIC and Seller, and no such consent, authorization or approval shall have been revoked.

          (f) ______ CHIC and Seller shall have received all documents they may reasonably request relating to the existence of Buyer and the authority of Buyer for this Agreement, all in form and substance reasonably satisfactory to CHIC and Seller.

          (g) ______ Buyer shall have executed simultaneously herewith, in forms satisfactory to CHIC and Seller, the Interim License Agreement, the Outside Purchase Contract and the Letter Agreement.


                                    ARTICLE 9
                            SURVIVAL; INDEMNIFICATION


     SECTION 9.01 SURVIVAL. The representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until three years following the Closing Date; PROVIDED that the representations, warranties and covenants contained in Article 7 shall survive until expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof, if later. Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if a claim of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

     SECTION 9.02 INDEMNIFICATION. (a) Each of CHIC and Seller hereby indemnifies Buyer and its Affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("DAMAGES") incurred or suffered by Buyer or any of its Affiliates arising out of or relating to:

          (i) any misrepresentation or breach of warranty, covenant or agreement made or to be performed by CHIC or Seller pursuant to this Agreement;

          (ii) any Excluded Liability; or

          (iii) ____ any License Agreement to the extent such Damages arise from conduct of CHIC or Seller on or prior to the Closing Date, provided that
     (A) CHIC and Seller shall not be liable under Section 9.02(a) unless the aggregate amount of Damages with respect to all matters referred to in
     Section 9.02(a)(i) (determined without regard to any materiality qualification contained in any representation, warranty or covenant giving rise to the claim for indemnity hereunder) exceeds $250,000 and then only to the extent of such excess and (B) CHIC and Sellers maximum liability under the Agreement shall not exceed $10,000,000.

     (b) ______ Buyer hereby indemnifies CHIC, Seller and their Affiliates against and agrees to hold each of them harmless from any and all Damages incurred or suffered by CHIC, Seller or any of their Affiliates arising out of
(i) any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement, or (ii) any Assumed

Liability but only to the extent such Damages arise from conduct of the Buyer after the Closing Date with respect to such Assumed Liability.

     SECTION 9.03 PROCEDURES.  The party seeking  indemnification  under Section
9.02 (the "INDEMNIFIED PARTY") agrees to give prompt notice to the party against whom indemnity is sought (the "INDEMNIFYING PARTY") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section. The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have adversely prejudiced the Indemnifying Party. The Indemnifying Party shall participate in and control the defense of any such suit, action or proceeding at its own expense, PROVIDED, that the Indemnified Party shall have the right to participate in the defense of such suit, action or proceeding and to employ counsel at its own expense; and PROVIDED FURTHER, that Indemnifying Party shall not enter into any settlement or judgment of any claim, litigation or proceeding involving the Indemnified Party without the Indemnified Party's consent unless such settlement or judgment (i) provides for a release of all claims against the Indemnified Party and (ii) requires no action other than the payment of money. The Indemnifying Party shall not be liable under Section 9.02 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.


                                   ARTICLE 10
                                  MISCELLANEOUS


     SECTION 10.01 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

        if to Buyer, to:

                 VF Corporation
                 628 Green Valley Road
                 Suite 500
                 Greensboro, NC  27408
                 Attention:  Candace S. Cummings
                 Fax: (336) 547-7630

                 with a copy to:

                 Davis Polk & Wardwell
                 450 Lexington Avenue
                 New York, New York  10017
                 Attention: William L. Rosoff
                 Fax: (212) 450-4800
        if to CHIC or Seller, to:

                 Chic By H.I.S, Inc.
                 1372 Broadway
                 New York New York  10018
                 Attention: Daniel Rubin
                 Fax: (212) 302-6636

                 with a copy to:

                 Proskauer Rose LLP
                 1585 Broadway
                 New York, New York  10036
                 Attention: Arnold S. Jacobs
                 Fax: (212) 969-2900

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     SECTION 10.02 AMENDMENTS AND WAIVERS. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) ______ No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 10.03 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     SECTION 10.04 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to purchase all or a portion of the Purchased Assets, but no such transfer or assignment will relieve Buyer of its obligations hereunder.

     SECTION 10.05 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to the conflicts of law rules of such state.

     SECTION 10.06 DISPUTE RESOLUTION. If a dispute relating to this Agreement arises between the parties, the following procedure shall be implemented before either party pursues other available remedies. The parties shall hold a meeting promptly, attended by the persons with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute. If not resolved at such meeting, the parties shall continue to attempt in good faith to negotiate a resolution of the dispute for 10 days after such meeting. If within 10 days after such meeting the parties have not succeeded in negotiating a resolution of the dispute, Buyer, CHIC and Seller shall mutually agree upon and select an independent businessman who will be required to analyze the nature of the dispute and mediate between the parties all within a 90 day period. Seller (or CHIC) and Buyer will bear equally the costs of the mediation. The parties agree to participate in good faith in the mediation and negotiations related thereto. If the parties are not successful in resolving the dispute through the mediation, then the parties may agree to submit the matter to binding arbitration or a private adjudicator, or any party may seek to resolve the dispute by litigation in an appropriate court of jurisdiction.

     SECTION 10.07 JURISDICTION. Except as otherwise expressly provided in this Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10.01 shall be deemed effective service of process on such party.

     SECTION 10.08 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 10.09 COUNTERPARTS, THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     SECTION 10.10 ENTIRE AGREEMENT. This Agreement, the Bill of Sale and the Assignment of Trademarks, Trademark Applications and Trademark Registrations constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     SECTION 10.11 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       VF CORPORATION



                                       By:  /S/ MACKEY J. MCDONALD
                                           --------------------------
                                           Name:  Mackey J. McDonald
                                           Title: Chairman, President and CEO


                                       CHIC BY H.I.S, INC.



                                       By: --------------------------
                                           Name:
                                           Title:


                                       CHIC BY H.I.S. LICENSING
                                       CORPORATION



                                       By: --------------------------
                                           Name:
                                           Title:


                                       HENRY I. SIEGEL COMPANY, INC.



                                       By: --------------------------
                                           Name:
                                           Title: